SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 24, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission               IRS Employer
jurisdiction                        File Number              Identification
of incorporation                                             Number

Delaware                              1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 24, 1999 registrant issued a press release entitled "Halliburton's Brown & Root Services Wins State Department Contract pertaining, among other things, to an announcement that registrant's Brown & Root Services business unit has been awarded a contract by the U.S. Department of State to perform fast track delivery of security improvements at up to 150 U.S. embassies and consulates throughout the world. The two year contract with one additional option year is valued at up to $100 million.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 24, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    June 7, 1999                  By:  /s/ Susan S. Keith
                                          ----------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary





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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           May 24, 1999
                           Incorporated by Reference







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